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                                  EXHIBIT 23.7

                          Consent of Ernst & Young LLP,

                              Independent Auditors,

                              dated March 17, 2004

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                                                                    EXHIBIT 23.7

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated April 11, 2003, with respect to the consolidated financial statements of EdenCare Senior Living Services, L.P., included in Post-Effective Amendment No. Five to the Registration Statement (Form S-11 No. 333-100347) and related Prospectus of CNL Retirement Properties, Inc.

                                               /s/ Ernst & Young LLP

Atlanta, Georgia
March 17, 2004